UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2022

LIVE CURRENT MEDIA INC.
(Exact name of registrant as specified in its charter)

Nevada	000-29929	88-0346310
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10801 Thornmint Rd., Suite 200
 San Diego, California, United States 92127
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 648-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Resignation of Independent Principal Accountant

On September 27, 2022 Dale Matheson Carr-Hilton Labonte LLP ("DMCL") resigned as the independent principal accountants of Live Current Media Inc. (the "Company").  The Company's Board of Directors approved the resignation of DMCL.

DMCL's reports on the financial statements of the Company for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of the Company's ability to continue as a going concern.

During the last two fiscal years and the subsequent interim period up to and including the date of DMCL's resignation, there have been no disagreements between the Company and DMCL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of DMCL, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company's financial statements for those periods.

The Company has provided DMCL with a copy of this report and has requested in writing that DMCL provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements.  The Company has received the requested letter from DMCL and has included such letter as an exhibit to this report.

(b) Appointment of New Independent Principal Accounant

On September 27, 2022, the Company appointed Weinberg & Company, P.A. ("Weinberg & Company") as its new independent principal accountants to audit the Company's financial statements.  The Company's Board of Directors unanimously approved the engagement of DMCL.

During the last two fiscal years and the subsequent interim period prior to their engagement regarding, the Company did not consult with Weinberg & Company on:

(i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report, nor oral advice, was provided to the Company that the newly appointed accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a disagreement or a reportable event as defined and described in paragraphs (a)(1)(iv) and (a)(1)(v) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are provided with this Current Report:

Exhibit Number	Description of Exhibit

16.1	Letter of Dale Matheson Carr-Hilton Labonte LLP ("DMCL") (former independent principal accountants of Live Current Media Inc.)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE CURRENT MEDIA INC.

Date: September 28, 2022
	By:	/s/ Steve Smith
Steve Smith
Chief Financial Officer